H&Q HEALTHCARE INVESTORS
                           ------------------------

                                 [Medical Logo]

                                 Annual Report
                                 1   9   9   8

[Picture of Alan G. Carr]

To our Shareholders:

At fiscal year-end on September 30, 1998, the net asset value of your Fund was $16.71 per share. Performance data for the fiscal year, the first nine months of the calendar year and the quarter ended September 30 compared to the Dow Jones Industrial Average and the NASDAQ Index of stocks traded in the over-the-counter market is as follows:



                                                  CY To-Date     Quarter Ended
                                  Fiscal Year     (9 months)        9/30/98
                                 -------------   ------------   --------------
Net Asset Value                     -23.1%         -11.5%          -15.2%
Dow Jones Industrial Averag          -1.3%          -0.8%          -12.4%
NASDAQ Industrials                  -25.0%         -15.5%          -22.7%

To say that the quarter and the fiscal year just ended were extraordinarily difficult and disappointing would be an understatement of the obvious. The performance of small stocks and particularly of healthcare stocks has been disappointing for an extended period of time. Perhaps about the best that can be said is that the Fund did no worse than small companies in general as measured by the NASDAQ Index.

Our view of the worldwide economic situation suggests that there are significant earnings risks for large industrial companies. Many years of significantly above-average capital investment has enhanced productivity, and an overall strong economy has resulted in five years of expanding profit margins as measured by the earnings of the Standard & Poors 500 Index of industrial companies. Particularly in the face of declining imports from Pacific Rim countries, Brazil and Russia, the risk is that the world has overcapacity in virtually every industrial and commodity sector. Additionally, those countries that are struggling need to export in order to obtain higher currencies and rebuild their economies. The ability to raise prices in most sectors is nonexistent (with the possible exception of pharmaceuticals and medical products), resulting in virtually nonexistent inflation and an increasing possibility of absolute price deflation. Estimates for the near- and intermediate-term future earnings of the companies that make up the Standard & Poors 500 Index are beginning to come down sharply.

Regardless, as investors sought perceived quality and liquidity, large capitalization stocks have been bid up to premiums in valuation not seen for over 25 years. In contrast, small companies, in the aggregate whose earnings growth has generally been more rapid, have been ignored and, by most traditional measures, seem as undervalued both relatively and absolutely as they were in 1974.


If, as we believe, valuations of the stocks of large capitalization companies need to adjust to something more "normal", it is of course possible that the capitalizations of small emerging companies would be further negatively impacted. However, we also believe that the environment is most similar to that of the second half of the 1970s where the stocks of small emerging companies were the market leaders for several years on an absolute and relative basis. Additionally, in the past these stocks have responded very positively in most periods following the initiation of Federal Reserve Board action to reduce interest rates, a trend which we believe is likely to continue. We believe that healthcare companies are largely insulated from the financial problems of the rest of the world, and while consumers, whose installment debt is at a near record level, may have to curtail purchasing, they will do so less in healthcare products and services.


In the meantime, the pace of scientific discovery and development in biologics, pharmaceuticals, instruments and devices continues at an extraordinary rate. We agree with an increasing number of other observers that, in the early decades of the next century, advances in these technologies will impact our lives and our economy equally as forcefully as electronics and communications have done in the last two decades. While we are cautiously optimistic over the near-term, our enthusiasm for the sectors in which your Fund is invested has never been higher for the longer term.


                                                 [Signature of Alan G. Carr]

                                                 Alan G. Carr
                                                 President

                           Capital Gains Declaration

We hereby designate that the entire amount of the stock distribution declared on November 16, 1998 with respect to our fiscal year ended September 30, 1998, constituted a capital gain dividend for Federal income tax purposes, amounting to $0.36 per share.

                             ANNUAL MEETING REPORT


     As now required by Rule 30d-1 under the Investment Company Act of 1940, as amended, below is a summary of the results of the Annual Meeting of Shareholders for H&Q Healthcare Investors. The Annual Meeting was held on May 21, 1998, at 9:00 a.m. There were present in person or by proxy 8,007,260.4899 shares of beneficial interest, or 84.70% of the 9,453,317 shares eligible to vote on the record date.
     The first item of business was the election of Trustees of the Fund to serve until the year 2001 Annual Meeting of Shareholders. The nominees elected to serve until the year 2001 Annual Meeting were Patrick J. Allen, Robert P. Mack, M.D. and Eric Oddleifson. A total of 7,856,452.6729 shares voted for the election of Mr. Allen and 150,807.8170 shares abstained; 7,888,941.0382 shares voted for the election of Dr. Mack and 118,319.4517 shares abstained; 7,888,727.0054 shares voted for the election of Mr. Oddleifson and 118,533.4845 shares abstained. The Trustees serving until the 1999 Annual Meeting are Alan
G. Carr and Henri A. Termeer.
     The next item of business was the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1998. The selection of Arthur Andersen LLP was ratified by a vote of 7,873,918.6027 shares for selection.



                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                                   PORTFOLIO

                           As of September 30, 1998

                            [Horizontal Bar Graphic]

[PLOTPOINTS BEGIN]

   VC             Dif            Total
   0.21%         6.17%            6.38
   9.95         21.56            31.51
   0             5.00             5.00
   2.3           5.31             7.68
   0.95          5.99             6.94
   2.14          4.59             6.73
   5.74          6.80            12.54
   0            11.07            11.07
   0            12.16            12.16

[PLOTPOINTS END]

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                                LARGEST HOLDINGS
                           As of September 30, 1998




                                          % of Net Assets
                                          ---------------
  Sepracor                                    6.60%
  Catalytica                                  6.17%
  Transkaryotic Therapies                     5.12%
  Quintiles Transnational                     5.00%
  Gilead Sciences                             2.83%
  Martek Biosciences                          2.31%
  IDEXX Laboratories                          2.30%
  Orthodontic Centers of America              2.28%
  CareMonitor (Restricted)                    2.10%
  Omnicare                                    2.06%

                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                      SIGNIFICANT PORTFOLIO TRANSACTIONS
                       Quarter Ended September 30, 1998

                                       Units Held      Units Held
PURCHASES                                6/30/98        9/30/98
--------------------                   ------------   -----------
Centocor                                      0           50,000
Coulter Pharmaceutical                        0          120,000
Cubist Pharmaceuticals                  528,055          549,055
Cubist Pharmaceuticals (Restricted)           0          400,001
Dyax (Restricted) Class A Series 5            0           99,083
Emisphere Technologies                        0           91,500
INCYTE Pharmaceuticals                        0           67,000
Sontra Medical (Restricted)                   0        1,724,138

SALES
--------------------
Biofield                                546,242          543,242
Cell Therapeutics                        57,142                0
Dura Pharmaceuticals                     94,029                0
Elan Pharmaceuticals                     75,000                0
Guidant                                  47,773                0
Human Genome Sciences                    93,000                0
ImmuLogic Pharmaceutical                205,000                0
Omnicare                                103,234           92,157
Voxel                                   137,000                0

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of H&Q Healthcare Investors:

     We have audited the accompanying balance sheet of H&Q Healthcare Investors (a Massachusetts business trust), including the Schedule of Investments as of September 30, 1998, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     As discussed in Note 5, the financial statements include investment securities valued at $33,765,929 (21.4% of net assets) whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the Board of Trustees' determination of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Healthcare Investors as of September 30, 1998, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.


Boston, Massachusetts           Arthur Andersen LLP
November 9, 1998

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998


            Convertible Securities - 15.5% of Net Assets
 SHARES     Convertible Preferred - 15.4%                              VALUE
----------                                                          -----------
            Agricultural/Environmental Technologies - 0.2%
  222,222    EPR (Restricted) Series A*                                $333,333
            Biotechnology - 5.5%
1,100,000    Exelixis Pharmaceuticals (Restricted) Series B*          2,200,000
  150,000    Exelixis Pharmaceuticals (Restricted) Series C*            300,000
   27,500    Telik (Restricted) Series G*                             1,375,000
    3,600    Telik (Restricted) Series I*                               180,000
   47,407    Therion Biologics (Restricted) Series A*                   189,628
   36,092    Therion Biologics (Restricted) Sinking Fund*                 1,083
  270,270    Tularik (Restricted) Series C*                           2,702,700
  360,000    Versicor (Restricted) Series C*                          1,800,000
            Diagnostics - 2.4%
  222,651    CytoLogix (Restricted) Series A*                         1,070,038
  160,000    Masimo (Restricted) Series D*                            1,440,000
1,724,138    Sontra Medical (Restricted) Series A*                    1,200,000
            Managed Care - 1.0%
  338,983    KVM Technologies (Restricted) Series B (w/wts.)*         1,500,000
            Medical Supplies - 2.1%
  400,000    InterVentional Technologies (Restricted) Series E*       1,000,000
   87,500    InterVentional Technologies (Restricted) Series F*         875,000
   15,000    InterVentional Technologies (Restricted) Series G*         150,000
  343,750    LocalMed (Restricted) Series D*                          1,375,000
            Medical Specialty - 4.2%
  636,364    AbTox (Restricted) Series F*                                 6,364
1,330,645    CareMonitor (Restricted) Series A*                       2,421,774
  494,505    CareMonitor (Restricted) Series B*                         900,001
   80,201    Dyax (Restricted) Class A Series 1*                        437,095
   55,000    Dyax (Restricted) Class A Series 3*                        299,750
  157,765    Dyax (Restricted) Class A Series 4*                        859,819
   99,083    Dyax (Restricted) Class A Series 5*                        540,002
  255,319    Vectis (Restricted) Series B*                            1,199,999
                                                                    -----------
                                                                    $24,356,586
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998
                                  (continued)


 PRINCIPAL
  AMOUNT    Convertible Bonds and Notes - 0.1%                     VALUE
  -------                                                       -----------
             Medical Specialty (0.1%)
 $180,000     AbTox (Restricted) 12% Promissory Note
               due 1998                                            $180,000
                                                                -----------
                                                                   $180,000
                                                                -----------
            TOTAL CONVERTIBLE SECURITIES
              (Cost $22,157,428)                                $24,536,586
                                                                -----------
  SHARES    COMMON STOCKS - 72.3%
---------
             Agricultural/Environmental Technology - 6.1%
  690,000     Catalytica*                                        $9,746,250
                                                                -----------
                                                                 $9,746,250
                                                                -----------
            Biotechnology - 26.0%
             Biopharmaceuticals - 22.7%
  429,898     BioTransplant*                                       $644,938
    1,150     BioTransplant (Restricted) Warrants*                    1,012
   50,000     Centocor*                                           1,981,250
  177,700     Cor Therapeutics*                                   1,377,175
  120,000     Coulter Pharmaceutical*                             2,985,000
  549,055     Cubist Pharmaceuticals*                             1,338,322
  400,001     Cubist Pharmaceuticals (Restricted)*                  828,002
  200,001     Cubist Pharmaceuticals (Restricted) Warrants*          32,000
  214,000     CV Therapeutics*                                    1,230,500
   31,875     CV Therapeutics (Restricted)*                         128,456
  206,659     Gilead Sciences*                                    4,469,001
   35,000     MedImmune*                                          2,266,250
   45,000     Neuralab (Restricted) Units*                        1,800,000
   80,000     Neurogen*                                           1,320,000
  160,000     Oxford GlycoSciences (Restricted)*                    296,000
  161,253     Pharming Group (Restricted)*                        2,033,400
  515,832     Ribi ImmunoChem Research*                           1,579,736
   74,096     SEQUUS Pharmaceuticals*                               713,174
  125,000     Synaptic Pharmaceutical*                            1,843,750
  226,760     Therion Biologics (Restricted)*                       907,040
  330,741     Transkaryotic Therapies*                            7,937,784
   16,071     Transkaryotic Therapies (Restricted) Warrants*        156,371

   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998
                                  (continued)


  SHARES   Biotechnology - (continued)             VALUE
  -------                                       -----------
            Genomics/Drug Discovery - 3.3%
210,000      Gene Logic*                           $826,875
  67,000     INCYTE Pharmaceuticals*              1,423,750
 120,000     LJL BioSystems*                        300,000
 461,539     LJL BioSystems (Restricted)*           807,693
 225,000     Lynx Therapeutics*                   1,800,000
                                                -----------
                                                $41,027,388
                                                -----------
           Contract Research Organizations - 5.0%
 180,400     Quintiles Transnational*            $7,892,500
                                                -----------
                                                 $7,892,500
                                                -----------
           Diagnostics - 5.3%
 543,242     Biofield*                           $1,018,579
  15,280     Biofield (Restricted)*                  24,295
 501,576     Calypte Biomedical*                    846,410
 211,304     Cytyc*                               2,139,453
 152,000     IDEXX Laboratories*                  3,629,000
 160,000     Masimo Labs (Restricted)*                1,600
 153,846     NeoPath*                               759,615
                                                -----------
                                                 $8,418,952
                                                -----------
           Managed Care - 6.0%
  90,600     HBO                                 $2,616,075
  92,157     Omnicare*                            3,248,534
 216,000     Orthodontic Centers of America*      3,604,500
                                                -----------
                                                 $9,469,109
                                                -----------
           Medical Supplies - 4.6%
 645,000     EP Med Systems*                     $1,975,313
 155,750     Exogen*                                467,250
 137,457     KeraVision*                            584,192
 335,449     Landec*                              1,320,830
  15,000     Novoste*                               193,125
 163,000     Perclose*                            2,689,500
                                                -----------
                                                 $7,230,210
                                                -----------

   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998
                                  (continued)


  SHARES    Medical Specialty - 8.2%                         VALUE
  --------                                                  ----------
1,200,500    Bioject Medical Technologies*                  $1,875,781
 654,500     Bioject Medical Technologies (Restricted)
              Warrants*                                        366,520
  74,420     Biomatrix*                                      2,902,380
  14,120     Dyax (Restricted)*                                 76,954
 153,386     Focal*                                          1,572,207
 180,000     Interpore Cross*                                  731,250
 441,409     Martek Biosciences*                             3,641,624
 810,811     Reprogenesis (Restricted)*                      1,800,000
                                                          ------------
                                                            $2,966,716
                                                          ------------
            Pharmaceuticals/Drug Delivery - 11.1%
  66,000     Biovail*                                       $1,778,425
  91,500     Emisphere Technologies*                           720,563
 399,000     Fuisz Technologies*                             3,192,000
 158,569     Sepracor*                                      10,425,912
 393,334     Vivus*                                          1,364,377
                                                          ------------
                                                           $17,481,277
                                                          ------------
            TOTAL COMMON STOCKS
              (Cost $91,542,169)                          $114,232,402
                                                          ------------
            TOTAL INVESTMENTS IN SECURITIES
              (Cost $113,699,597)                         $138,769,079
                                                          ============
PRINCIPAL
 AMOUNT     TEMPORARY CASH INVESTMENTS - 12.1%              VALUE
  --------                                                ------------
$5,000,000    Ford Motor Credit Corp., 5.25%,
               due 10/21/98                                 $4,985,417
 6,800,000    General Electric Capital Corp., 5.51%,
               due 10/16/98                                  6,784,388
 7,300,000    General Motors Acceptance Corp., 5.52%,
               due 10/7/98                                   7,293,284
                                                          ------------
             TOTAL TEMPORARY CASH INVESTMENTS              $19,063,089
                                                          ============

------------------
 * Non income-producing security (see Notes 1 and 5).

   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                                 BALANCE SHEET
                               SEPTEMBER 30, 1998

ASSETS:
  Investments in securities, at value (identified cost
    $113,699,597; see Schedule of Investments)
    (Notes 1, 3 and 5)                                    $138,769,079
  Temporary cash investments, at amortized cost
    which approximates value (see Schedule of
    Investments) (Note 1)                                   19,063,089
                                                          ------------
      Total investments                                   $157,832,168
Cash                                                           181,583
Dividends and interest receivable                                3,335
Receivable for investments sold                                185,062
Prepaid expenses                                                12,437
                                                          ------------
      Total assets                                        $158,214,585
                                                          ------------
LIABILITIES:
 Accrued advisory fee                                         $164,721
 Accrued other                                                  73,791
                                                          ------------
      Total liabilities                                       $238,512
                                                          ------------
NET ASSETS:
  Shares of beneficial interest, par value $.01 per
    share, unlimited number of shares authorized,
    amount paid in on 9,453,317 shares issued and
    outstanding (Note 1)                                  $129,517,867

  Accumulated net realized gain on investments               3,388,724

  Net unrealized gain on investments (Note 3)               25,069,482
                                                          ------------
      Total net assets (equivalent to $16.71 per share
      based on 9,453,317 shares outstanding)              $157,976,073
                                                          ============



   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1998


INVESTMENT INCOME (Note 1):
 Dividend income                                   $9,833
 Interest income                                  634,275
                                               ----------
   Total investment income                                         $644,108

EXPENSES:
 Advisory fees (Note 4)                        $2,313,509
 Shareholder reporting                             94,653
 Custodian fees                                    66,873
 Accounting and auditing fees                      47,446
 Trustees' fees and expenses                       46,217
 Transfer agent fees                               30,016
 Insurance expense                                 23,468
 Legal fees                                        20,835
 N.Y.S.E. fees                                     19,662
 Other                                             32,294
                                               ----------
   Total expenses                                                 2,694,973
                                                               ------------
     Net investment (loss)                                      ($2,050,865)
                                                               ------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
 Net realized gain on investments (Note 1)                       $5,519,462
 Net (decrease) in unrealized gain on
    investments                                                 (50,666,107)
                                                               ------------
     Net (loss) on investments                                 ($45,146,645)
                                                               ------------
       Net (decrease) in net assets
       resulting from operations                               ($47,197,510)
                                                               ============


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1998


CASH FLOWS FROM OPERATING ACTIVITIES:
 Interest received                                              $634,275
 Dividends received                                                6,498
 Operating expenses paid                                      (2,737,468)
                                                            ------------
   Net cash used for operating activities                    ($2,096,695)
                                                            -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Sales and maturities of portfolio securities               $388,795,027
 Purchases of portfolio securities                          (384,009,095)
                                                            ------------
   Net cash provided by investing activities                  $4,785,932
                                                            ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Cash distributions paid, net                                ($2,555,083)
                                                            ------------
   Net cash used for financing activities                    ($2,555,083)
                                                            ------------
NET INCREASE IN CASH                                            $134,154

CASH AT BEGINNING OF YEAR                                         47,429
                                                            ------------
CASH AT END OF YEAR                                             $181,583
                                                            ============
RECONCILIATION OF NET (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH (USED
FOR) OPERATING ACTIVITIES:
 Net (decrease) in net assets resulting from operations     ($47,197,510)
 Net realized (gain) on investments                           (5,519,462)
 Net decrease in unrealized gain on investments               50,666,107
 Net (increase) in interest and dividend receivables              (3,335)
 Net (decrease) in accrued advisory fees and accrued
   expenses                                                      (55,969)
 Net decrease in prepaid expenses and other assets                13,474
                                                            ------------
   Net cash used for operating activities                    ($2,096,695)
                                                            ============


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   For the years ended
                                             September 30,       September 30,
                                                  1998               1997
                                           -----------------   ----------------
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net investment (loss)                        ($2,050,865)        ($1,731,031)
 Net realized gain on investments               5,519,462           9,234,460
 Net increase (decrease) in net
  unrealized gain on investments              (50,666,107)         25,663,757
                                             ------------        ------------
   Net increase (decrease) in net
   assets resulting from operations          ($47,197,510)        $33,167,186
                                             ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net realized long-term capital gains          (9,619,055)       ($25,723,928)
                                             ------------        ------------
   Net (decrease) in net assets
   resulting from distributions               ($9,619,055)       ($25,723,928)
                                             ------------        ------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of common
  stock issued in March 1997 rights
  offering                                        --              $41,783,825
 Value of shares issued in
  reinvestment of distributions                 7,063,972          10,949,078
                                             ------------        ------------
   Net increase in net assets
   resulting from capital share
   transactions                                $7,063,972         $52,732,903
                                             ------------        ------------
    Net increase (decrease)in
    net assets                               ($49,752,593)        $60,176,161

NET ASSETS:
 Beginning of year                            207,728,666         147,552,505
                                             ------------        ------------
 End of year                                 $157,976,073        $207,728,666
                                             ============        ============


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                              FINANCIAL HIGHLIGHTS
(Selected data for each share of beneficial interest outstanding throughout the period indicated)


                                                            For the years ended September 30,
                                 ----------------------------------------------------------------------------------------
                                        1998              1997              1996              1995             1994
                                        -------          -------           -------           -------            -------
Net asset value per share:
 Beginning of period                    $23.106          $25.754           $21.818           $16.609            $17.604
                                        -------          -------           -------           -------            -------
Net investment (loss)                   ($0.217)         ($0.224)          ($0.331)          ($0.228)           ($0.199)

Net realized and unrealized
  gain (loss) on investments             (5.108)           4.524             5.487             5.437             (0.230)
Federal income taxes on
  retained long-term capital
  gains                                    -                -                 -                 -                (0.566)
                                        -------          -------           -------           -------            -------
Total increase (decrease)
  from investment operations            ($5.325)          $4.300            $5.156            $5.209            ($0.995)
                                        -------          -------           -------           -------            -------
Dilutive effect of sale of
  common stock and related
  expenses from rights
  offering                                 -              (2.458)             -                 -                  -
                                        -------          -------           -------           -------            -------
Long-term capital gains
  distribution to shareholders          ($1.070)         ($4.490)          ($1.220)             -                  -
                                        -------          -------           -------           -------            -------
Net asset value per share:
  End of period                         $16.711          $23.106           $25.754           $21.818            $16.609
                                        =======          =======           =======           =======            =======

Per share market value:
  End of period                         $13.125          $19.000           $20.875           $18.250            $15.125
Total investment return                 (26.05%)          14.01%            22.03%            20.66%            (17.69%)
Net assets:
  End of period                    $157,976,073     $207,728,666      $147,552,505      $121,072,675        $92,169,061

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses
  to average net assets                   1.46%            1.57%             1.62%             1.76%              1.74%
Ratio of net investment (loss)
  to average net assets                  (1.11%)          (1.13%)           (1.44%)           (1.31%)            (1.13%)
Portfolio turnover rate                  17.15%            17.47%           22.41%            22.81%             28.10%
Average commission rate paid
  per listed share purchased              $0.05            $0.06             $0.07             $0.06              $0.06
Number of shares outstanding
  at end of period                    9,453,317        8,990,179         5,729,160         5,549,198          5,549,198


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

(1) Organization
        H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.
        The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   Investment Securities
        Transactions related to the investments of the Fund are recorded on the date the securities are purchased or sold. Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 5, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Temporary cash investments with maturities of 60 days or less are valued at amortized cost.
        Gains and losses from sales of investments are recorded using the "identified cost" method for both financial reporting and Federal income tax purposes. Investment income and expenses are recorded on the accrual basis.

   Federal Income Taxes
        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income tax provision is required.

   Distributions
        The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences by reclassifying such differences against capital, in the amount of $477,803 for the year ended September 30, 1998. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain and is designed to present the Fund's capital accounts on a tax basis.

   Dividends
        The current dividend policy is to declare dividends in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. The shares will be valued at the lower of net asset value or market price on the payable date. If a distribution were to be declared in cash, it would then be subject to the Dividend Reinvestment Plan. Under the Dividend Reinvestment Plan, distributions will automatically be paid

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)

    in additional shares of the Fund, unless State Street Bank is otherwise instructed. Shareholders may request to be paid in cash instead of shares by responding to the bank, brokerage or nominee who holds the shares if the shares are in "street name" or by filling out a form received from State Street Bank if the shares are in registered form. A description of the automatic Dividend Reinvestment Plan may be obtained by calling State Street Bank. It is expected that dividends, if any, will be declared after fiscal year-end and will be payable for that year before the end of January.

(2) Purchases and Sales of Investment Securities
        The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the period from October 1, 1997 through September 30, 1998 totaled $29,373,571 and $39,794,688, respectively.

(3) Tax Basis of Securities
        At September 30, 1998, the total cost of securities for Federal income tax purposes was $113,699,597. The aggregate gross unrealized gain on securities in which there was an excess of market value over cost was $52,543,746. The aggregate gross unrealized loss on securities in which there was an excess of cost over market value was $27,474,264. The net unrealized gain on securities held by the Fund was $25,069,482.

(4) Advisory Agreement
        The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities and (ii) 1% of the average net assets for the month of all other assets. The aggregate fee may not exceed a rate when annualized of 1.375%. The Adviser is a wholly owned subsidiary of Hambrecht & Quist Group. Certain officers and trustees of the Fund are also officers of the Adviser.

(5) Venture Capital and Other Restricted Securities
        The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 21.4% of the Fund's net assets at September 30, 1998.
        The value of the venture capital and other restricted securities is determined in good faith by the Board of Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 1998, as determined by the Board of Trustees of the Fund.

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


                                                                   Carrying
                                   Acquisition                      Value
            Security                   Date           Cost         per Unit        Value
-------------------------------   -------------   -------------   ----------    ------------
AbTox
 Series F Cvt. Pfd.                    3/7/97      $1,400,501        $0.010         $6,364

 12% Promissory Note due 1998         2/26/98          60,000
                                      3/11/98          60,000
                                      3/26/98          60,000
                                                   ----------
                                                      180,000         1.000        180,000
Biofield***
 Common                                3/3/95               0
                                      6/29/95               0
                                                   ----------
                                                            0         1.590         24,295

Bioject Medical Technologies#
 Common Warrants                      12/9/96               0         0.560        366,520
BioTransplant###
 Common Warrants                      8/18/95               0         0.880          1,012
CareMonitor
 Series A Cvt. Pfd.                   1/26/96       1,652,603         1.820      2,421,774
 Series B Cvt. Pfd.                   8/21/97         899,999         1.820        900,001
Cubist Pharmaceuticals***
 Common                               9/23/98         900,002         2.070        828,002
 Common Warrants                      9/23/98               0         0.160         32,000
CV Therapeutics**
 Common                              11/12/96          79,688         4.030        128,456
CytoLogix
 Series A Cvt. Pfd.                   1/13/98       1,070,038         4.806      1,070,038
Dyax
 Common                               5/16/91       1,001,480         5.450         76,954

 Class A Series 1 Cvt. Pfd.            6/1/92         155,065
                                      9/11/92          51,712
                                     12/31/92         111,812
                                                   ----------
                                                      318,589         5.450        437,095

 Class A Series 3 Cvt. Pfd.          10/26/95         110,280         5.450        299,750
 Class A Series 4 Cvt. Pfd.          10/30/96         494,063         5.450        859,819
 Class A Series 5 Cvt. Pfd.           9/10/98         540,002         5.450        540,002
EPR
 Series A Cvt. Pfd.                    3/9/94       1,000,409         1.500        333,333
Exelixis Pharmaceuticals
 Series B Cvt. Pfd.                   3/28/96       1,101,325         2.000      2,200,000
 Series C Cvt. Pfd.                   3/31/97         300,720         2.000        300,000
InterVentional Technologies
 Series E Cvt. Pfd.                    4/2/91         500,667         2.500      1,000,000
 Series F Cvt. Pfd.                   8/21/92         700,399        10.000        875,000
 Series G Cvt. Pfd.                    3/8/95         150,431        10.000        150,000
KVM Technologies
 Series B Cvt. Pfd. (w/wts.)          2/19/98       1,500,000         4.425      1,500,000
LJL BioSystems**
 Common                               6/17/97       1,200,000         1.750        807,693
LocalMed
 Series D Cvt. Pfd.                    2/9/96       1,376,745         4.000      1,375,000
Masimo
 Series D Cvt. Pfd.                   8/14/96       1,118,400         9.000      1,440,000
Masimo Labs
 Common                               8/14/96           1,600         0.010          1,600
Neuralab
 Units                                1/14/98       1,800,000        40.000      1,800,000

                           H&Q HEALTHCARE INVESTORS
                           ------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


                                                                       Carrying
                                      Acquisition                       Value
             Security                     Date            Cost         per Unit         Value
----------------------------------    -----------       ----------     ---------      ----------

Oxford GlycoSciences***
 Ordinary Shares                         5/26/93          773,830         1.850         296,000
Pharming Group***
 Common                                  8/28/95        1,057,037
                                         4/25/96           48,393
                                        10/15/97          454,153
                                                      -----------
                                                        1,559,583        12.424       2,003,400

Reprogenesis
 Common (w/wts.)                         4/25/97        1,800,100         2.220       1,800,000
Sontra Medical
 Series A Cvt. Pfd.                       9/9/98        1,200,000         0.696       1,200,000
Telik
 Series G Cvt. Pfd.                      11/7/95        1,375,548        50.000       1,375,000
 Series I Cvt. Pfd.                     11/12/97          180,000        50.000         180,000
Therion Biologics
 Common                                  7/12/90            7,582
                                         6/30/93          502,648
                                         8/20/96              818
                                        10/16/96            3,623
                                                      -----------
                                                          514,671         4.000         907,040

 Sinking Fund Cvt. Pfd. (w/wts.)        10/17/94          251,260
                                         4/19/95           97,116
                                         7/12/95           97,063
                                        10/17/95           97,000
                                         1/25/96           89,176
                                          4/3/96           90,200
                                                      -----------
                                                          721,815         0.030           1,083

 Series A Cvt. Pfd.                      8/20/96           80,982
                                        10/16/96          358,631
                                                      -----------
                                                          439,613         4.000         189,628
Transkaryotic Therapies###
 Common Warrants                         11/5/93              245         9.730         156,371
Tularik
 Series C Cvt. Pfd.                      4/16/93        1,000,119        10.000       2,702,700
Vectis
 Series B Cvt. Pfd.                       2/5/97        1,200,089         4.700       1,199,999
Versicor
 Series C Cvt. Pfd.                      12/2/97        1,800,000         5.000       1,800,000
                                                      -----------                   -----------

                                                      $31,963,554                   $33,765,929
                                                      ===========                   ===========

 ** Represents 70% of equivalent current market value of the issuer's registered securities.
*** Represents 85% of equivalent current market value of the issuer's registered securities.
  # Represents 100% of equivalent current market value of the issuer's registered securities.
### Represents 60% of equivalent current market value of the issuer's registered securities.

                            H&Q Healthcare Investors
                           50 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 310-0567

                                    Officers
                            Alan G. Carr, President
                        Kimberley L. Carroll, Treasurer
                           Kerri A. Bisner, Secretary
                     Sheldon A. Jones, Assistant Secretary

                                    Trustees
                                Patrick J. Allen
                                  Alan G. Carr
                               Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                Eric Oddleifson
                            Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               Investment Adviser
               Hambrecht & Quist Capital Management Incorporated

                          Custodian and Transfer Agent
                      State Street Bank and Trust Company

                         Independent Public Accountant
                              Arthur Andersen LLP

                                 Legal Counsel
                             Dechert Price & Rhoads
                   ----------------------------------------
         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523

            Interim daily net asset value may be obtained by calling
                                 1-800-451-2597

                            For copies of the Fund's
                          Dividend Reinvestment Plan,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                           Telephone: 1-800-426-5523



                            H&Q HEALTHCARE INVESTORS
                            ------------------------
                      New York Stock Exchange Symbol: HQH
                         www.hamquist.com/capital/hqcm
                                   ---------
         Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.



                                                                     HQHCM-AR-98